Exhibit 99.1

National Commerce Corporation Announces Fourth Quarter and Fiscal Year End 2016 Earnings

BIRMINGHAM, AL (January 24, 2017) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (the “Company” or “NCC”), the parent company of National Bank of Commerce, today reported fourth quarter 2016 net income to common shareholders of $4.9 million, compared to $2.9 million for the fourth quarter of 2015. Diluted net earnings per share were $0.44 in the fourth quarter of 2016, compared to $0.43 in the third quarter of 2016 and $0.28 in the fourth quarter of 2015. For the twelve months ended December 31, 2016, NCC earned $17.9 million, or $1.61 in diluted earnings per share, up from $9.6 million, or $1.02 per diluted share, for the year ended December 31, 2015.

“We are pleased to report a good year of growth in the company in 2016, along with expansion in our profitability,” said John H. Holcomb, III, Chairman and Chief Executive Officer of the Company. “Our fourth quarter return on average assets of 1.05% brought the year’s total to 1.00%, and our diluted earnings per share of $1.61 for the year represents a 58% increase over 2015 levels. We are also pleased with our asset quality performance, though, as always, we can never consider ourselves satisfied in this very important area of our business.”

“In 2017, we look forward to building on the foundation of 2016 and prior years, and to doing so with our new colleagues from Private Bank of Buckhead, who joined us on January 1,” continued Holcomb. “Our future success in continuing to create shareowner value is dependent upon our adherence to our core values, with a focus on asset quality and risk management, growth, candor, accountability, and a leadership culture with an appropriate sense of humility.”

Several important measures from the 2016 fourth quarter and full year are as follows:

●

Net Interest Margin (taxable equivalent) of 3.99% for the fourth quarter of 2016 and 4.15% for the year ended December 31, 2016. The fourth quarter 2016 margin decreased 0.19% compared to 4.18% reported for the third quarter of 2016, and was 0.07% below the 2015 fourth quarter’s 4.06%. For the year ended December 31, 2016, the margin increased by 0.02%, compared to the year ended December 31, 2015.

●	Return on Average Assets (“ROAA”) of 1.05% for the fourth quarter of 2016, compared to 0.72% for the fourth quarter of 2015. For the year, ROAA grew to 1.0%, compared to 0.72% in 2015.

●	Return on Average Equity (“ROAE”) of 8.33% for the fourth quarter of 2016, compared to 5.76% for the fourth quarter of 2015. For the year, ROAE was 7.89%, compared to 5.55% in 2015.
●

Return on Average Tangible Common Equity of 10.78% for the fourth quarter of 2016 and 10.32% for the year ended December 31, 2016, compared to 7.48% for the fourth quarter of 2015 and 6.96% for the year ended December 31, 2015.

●

Fourth quarter and full year 2016 loan growth (excluding mortgage loans held-for-sale) of $73.1 million and $166.1 million, respectively; non-acquired loans grew $66.5 million during the fourth quarter of 2016 and $205.7 million for the year ended December 31, 2016. Growth in factored receivables accounted for $13.8 million of the fourth quarter growth and $16.3 million of the full year growth.

●	Increase in deposits of $167.8 million during the 2016 fourth quarter and $153.3 million for the year ended December 31, 2016.
●

$76.0 million in 2016 fourth quarter mortgage production, compared to $58.9 million for the fourth quarter of 2015. For the year ended December 31, 2016, mortgage production volume totaled $322.9 million, up 14.6% from the $281.7 million in mortgage production for the year ended December 31, 2015.

●

$187.7 million in 2016 fourth quarter purchased volume in the factoring division, compared to $172.1 million for the fourth quarter of 2015. Purchase volume of $705.9 million for the full year was down 1.8% compared to the full year of purchase volume of $718.5 million in 2015.

●	Increase in non-acquired non-performing assets to $2.7 million, from $2.4 million at September 30, 2016.
●	Annualized net charge-offs of 0.08% of average loans for the fourth quarter of 2016 and 0.07% for the year ended December 31, 2016.
●

Provision for loan losses of $0.4 million during the fourth quarter of 2016, compared to $0.6 million in the fourth quarter of 2015. Provision for loan losses for the year ended December 31, 2016 totaled $3.2 million, a $2.1 million increase over $1.1 million for the year ended December 31, 2015.

●	Ending tangible book value per share of $16.82.
●	Ending book value per share of $21.68.

The Company will host a live audio webcast conference call beginning at 8:30 a.m. Central Time on January 25, 2017 to discuss earnings and operating results for the 2016 fourth quarter and full year. Investors may call in (toll free) by dialing (844) 296-8205 (conference ID 48550731).  A replay of the conference call will be available until January 27, 2017 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.
●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.
●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.
●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share exclusive of changes in intangible assets.

The Company’s management believes these above measures, each of which utilizes the concept of tangible common equity rather than total common equity, provide useful information to management and investors because they eliminate the impact of goodwill and other intangible assets created in an acquisition. These measures are commonly used by investors when assessing financial institutions.

●

“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses, less the allowance for loan losses attributable to factored receivables, divided by nonacquired loans held for investment, excluding factored receivables at the end of the period. This measure is important to investors because it disaggregates the acquired and non-acquired loans and provides a measure that may be more comparable to a bank that has no acquired loans.   This measure also excludes the allowance and factored receivable balances at our subsidiary, Corporate Billing, LLC, which is helpful to investors because of the unique nature of that business and the rapid turnover of those receivables, and provides a measure that is more comparable to a bank that does not have a receivables factoring business.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to NCC’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, NCC acknowledges that the non-GAAP financial measures have a number of limitations. As such, NCC cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama. Substantially all of the operations of National Commerce Corporation are conducted through the company’s wholly owned subsidiary, National Bank of Commerce. National Bank of Commerce currently operates seven full-service banking offices in Alabama, ten full-service banking offices in central and northeast Florida (including under the trade names United Legacy Bank and Reunion Bank of Florida) and two full-service banking offices in Atlanta, Georgia (including under the trade names Private Bank of Buckhead, Private Bank of Decatur and PrivatePlus Mortgage). National Bank of Commerce provides a broad array of financial services for commercial and consumer customers.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2015 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V
Vice Chairman and Chief Financial Officer
(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Earnings Summary
Interest income	$19,032	$18,836	$18,382	$18,313	$16,488
Interest expense	2,042	1,959	1,730	1,650	1,507
Net interest income	16,990	16,877	16,652	16,663	14,981
Provision for loan losses	441	373	901	1,533	631
Other noninterest income (1)	3,472	4,002	3,357	3,125	2,136
Merger/conversion-related expenses	169	160	12	138	395
Other noninterest expense (2)	11,971	12,472	12,242	11,915	11,049
Income before income taxes	7,881	7,874	6,854	6,202	5,042
Income tax expense	2,600	2,639	2,072	2,083	1,667
Net income before minority interest	5,281	5,235	4,782	4,119	3,375
Net income attributable to minority interest	374	422	428	340	437
Net income to common shareholders	$4,907	$4,813	$4,354	$3,779	$2,938

Weighted average common and diluted shares outstanding
Basic	10,930,309	10,890,860	10,866,788	10,855,871	10,345,146
Diluted	11,171,583	11,115,134	11,067,972	11,039,208	10,552,871

Net earnings per common share
Basic	$0.45	$0.44	$0.40	$0.35	$0.28
Diluted	$0.44	$0.43	$0.39	$0.34	$0.28

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Selected Performance Ratios
Return on average assets (ROAA) (3)	1.05%	1.08%	1.00%	0.86%	0.72%
Return on average equity (ROAE)	8.33	8.36	7.84	6.95	5.76
Return on average tangible common equity (ROATCE)	10.78	10.90	10.31	9.21	7.48
Net interest margin - taxable equivalent	3.99	4.18	4.23	4.21	4.06
Efficiency ratio	59.33	60.50	61.24	60.91	66.86
Operating efficiency ratio (2)	58.50	59.73	61.18	60.21	64.55
Noninterest income / average assets (annualized)	0.74	0.90	0.77	0.71	0.52
Noninterest expense / average assets (annualized)	2.60	2.85	2.83	2.76	2.80
Yield on loans	4.95	5.08	5.06	5.17	5.17
Cost of total deposits	0.40%	0.40%	0.40%	0.42%	0.40%

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Factoring Metrics
Recourse purchased volume	$82,923	$71,872	$68,567	$66,554	$74,922
Non-recourse purchased volume	104,797	100,486	98,550	112,196	97,142
Total purchased volume	$187,720	$172,358	$167,117	$178,750	$172,064
Average turn (days)	38.35	38.13	39.92	38.16	39.68
Net charge-offs / total purchased volume	0.12%	0.05%	0.07%	0.27%	0.12%
Average discount rate	1.67%	1.70%	1.69%	1.72%	1.73%

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Mortgage Metrics
Total production ($)	$76,028	$91,613	$91,466	$63,802	$58,903
Refinance (%)	40.2%	30.4%	17.2%	18.2%	26.0%
Purchases (%)	59.8%	69.6%	82.8%	81.8%	74.0%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Balance Sheet Highlights
Cash and cash equivalents	$217,293	$122,920	$86,163	$123,853	$212,457
Total investment securities	99,709	102,848	89,495	82,954	80,863
Mortgage loans held-for-sale	15,373	7,810	19,468	12,529	15,020
Acquired purchased credit-impaired loans	9,507	9,500	10,382	10,205	10,443
Acquired non-purchased credit-impaired loans	315,867	323,125	346,685	356,305	370,872
Nonacquired loans held for investment (4)	1,076,209	1,009,677	978,836	942,781	870,471
CBI loans (factoring receivables)	83,901	70,066	70,673	74,248	67,628
Total gross loans held for investment	1,485,484	1,412,368	1,406,576	1,383,539	1,319,414
Allowance for loan losses	12,113	11,950	11,642	10,927	9,842
Total intangibles	52,768	52,962	53,154	53,312	53,474
Total assets	1,951,658	1,779,278	1,735,782	1,735,940	1,763,369
Total deposits	1,667,710	1,499,879	1,460,877	1,498,197	1,514,458
FHLB and other borrowings	7,000	7,000	7,000	7,000	22,000
Subordinated debt	24,500	24,487	24,540	-	-
Total liabilities	1,714,614	1,547,105	1,509,662	1,514,840	1,546,733
Minority interest	7,309	7,357	7,362	7,275	7,372
Common stock	109	109	109	109	108
Total shareholders' equity	237,044	232,173	226,120	221,100	216,636
Tangible common equity	$183,901	$178,788	$172,538	$167,447	$162,724
End of period common shares outstanding	10,934,541	10,920,423	10,870,033	10,861,487	10,824,969

	As of and For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Asset Quality Analysis
Nonacquired
Nonaccrual loans	$69	$19	$248	$184	$187
Other real estate and repossessed assets	2,068	2,068	2,068	2,792	3,873
Loans past due 90 days or more and still accruing	581	358	406	452	252
Total nonacquired nonperforming assets	$2,718	$2,445	$2,722	$3,428	$4,312

Acquired
Nonaccrual loans	$2,768	$2,982	$3,099	$3,617	$3,508
Other real estate and repossessed assets	-	92	92	92	92
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$2,768	$3,074	$3,191	$3,709	$3,600

Selected asset quality ratios
Nonperforming assets / Assets	0.28%	0.31%	0.34%	0.41%	0.45%
Nonperforming assets / (Loans + OREO + repossessed assets)	0.37	0.39	0.42	0.51	0.60
Net charge-offs (recoveries) to average loans (annualized)	0.08	0.02	0.05	0.13	0.06
Allowance for loan losses to total loans	0.82	0.85	0.83	0.79	0.75
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (4)	0.25	0.24	0.28	0.36	0.49
Allowance for loan losses to nonacquired nonperforming loans	1,863.54	3,169.76	1,780.12	1,718.08	2,241.91
Allowance for loan losses to nonacquired loans (4)	1.08%	1.13%	1.14%	1.11%	1.07%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Taxable Equivalent Yields/Rates
Interest income:
Loans	4.95%	5.08%	5.06%	5.17%	5.17%
Mortgage loans held-for-sale	2.99	4.12	3.51	4.40	3.44
Interest on securities:
Taxable	2.52	2.55	1.95	2.68	3.05
Non-taxable	4.90	4.85	4.93	4.90	4.96
Cash balances in other banks	0.63	0.60	0.65	0.58	0.35
Total interest-earning assets	4.47	4.66	4.67	4.63	4.46

Interest expense:
Interest on deposits	0.55	0.54	0.54	0.56	0.54
Interest on FHLB and other borrowings	4.04	4.04	4.08	2.97	2.01
Interest on subordinated debt	6.30	6.32	6.34	-	-
Total interest-bearing liabilities	0.69	0.68	0.62	0.58	0.57
Net interest spread	3.78	3.98	4.05	4.05	3.89
Net interest margin	3.99%	4.18%	4.23%	4.21%	4.06%

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Shareholders' Equity and Capital Ratios
Tier 1 Leverage Ratio	9.57%	9.74%	9.51%	9.13%	9.68%
Tier 1 Common Capital Ratio	11.46	11.64	11.25	11.18	11.18
Tier 1 Risk-based Capital Ratio	11.46	11.64	11.25	11.18	11.18
Total Risk-based Capital Ratio	13.89	14.19	13.79	11.97	11.91
Equity / Assets	12.15	13.05	13.03	12.74	12.29
Tangible common equity to tangible assets	9.68%	10.36%	10.25%	9.95%	9.52%
Book value per share	$21.68	$21.26	$20.80	$20.36	$20.01
Tangible book value per share	$16.82	$16.37	$15.87	$15.42	$15.03

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Detail of other noninterest expense
Salaries and employee benefits	$6,935	$6,948	$6,907	$6,945	$6,077
Commission-based compensation	1,076	1,104	1,036	875	844
Occupancy and equipment expense	1,193	1,181	1,131	1,135	1,048
Data processing expenses	568	572	618	667	511
Advertising and marketing expenses	156	198	191	160	19
Legal fees	163	182	179	122	173
FDIC insurance assessments	234	246	257	263	242
Property and casualty insurance premiums	95	90	166	223	169
Accounting and audit expenses	211	252	249	250	332
Consulting and other professional expenses	201	330	184	243	387
Telecommunications expenses	114	146	140	159	132
ORE, Repo asset and other collection expenses	41	142	89	59	256
Core deposit intangible amortization	182	191	192	191	175
Other noninterest expense	971	1,050	915	761	1,079
Total noninterest expense	$12,140	$12,632	$12,254	$12,053	$11,444

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Non-GAAP Reconciliation
Total shareholders' equity	$237,044	$232,173	$226,120	$221,100	$216,636
Less: intangible assets	52,768	52,962	53,154	53,312	53,474
Less: minority interest not included in intangible assets	375	423	428	341	438
Tangible common equity	$183,901	$178,788	$172,538	$167,447	$162,724
Common shares outstanding at year or period end	10,934,541	10,920,423	10,870,033	10,861,487	10,824,969
Tangible book value per share	$16.82	$16.37	$15.87	$15.42	$15.03
Total assets at end of period	$1,951,658	$1,779,278	$1,735,782	$1,735,940	$1,763,369
Less: intangible assets	52,768	52,962	53,154	53,312	53,474
Adjusted total assets at end of period	$1,898,890	$1,726,316	$1,682,628	$1,682,628	$1,709,895
Tangible common equity to tangible assets	9.68%	10.36%	10.25%	9.95%	9.52%
Total allowance for loan losses	$12,113	$11,950	$11,642	$10,927	$9,842
Less: allowance for loan losses attributable to CBI (factoring receivables)	500	500	500	500	500
Adjusted allowance for loan losses at end of period	$11,613	$11,450	$11,142	$10,427	$9,342
Nonacquired loans held for investment (4)	1,076,209	1,009,677	978,836	942,781	870,471
Allowance for loan losses to nonacquired loans (4)	1.08%	1.13%	1.14%	1.11%	1.07%

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Non-GAAP Reconciliation
Total average shareholders' equity	$234,249	$228,953	$223,357	$218,730	$202,299
Less: average intangible assets	52,871	53,056	53,234	53,388	46,113
Less: average minority interest not included in intangible assets	262	282	284	231	331
Average tangible common equity	$181,116	$175,615	$169,839	$165,111	$155,855
Net income to common shareholders	4,907	4,813	4,354	3,779	2,938
Return on average tangible common equity (ROATCE)	10.78%	10.90%	10.31%	9.21%	7.48%
Efficiency ratio:
Net interest income	$16,990	$16,877	$16,652	$16,663	$14,981
Total noninterest income	3,472	4,002	3,357	3,125	2,136
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$20,462	$20,879	$20,009	$19,788	$17,117
Expenses:
Total noninterest expenses	$12,140	$12,632	$12,254	$12,053	$11,444
Efficiency ratio	59.33%	60.50%	61.24%	60.91%	66.86%
Operating efficiency ratio:
Net interest income	$16,990	$16,877	$16,652	$16,663	$14,981
Total noninterest income	3,472	4,002	3,357	3,125	2,136
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$20,462	$20,879	$20,009	$19,788	$17,117
Expenses:
Total noninterest expenses	$12,140	$12,632	$12,254	$12,053	$11,444
Less: merger/conversion-related expenses	169	160	12	138	395
Adjusted noninterest expenses	$11,971	$12,472	$12,242	$11,915	$11,049
Operating efficiency ratio	58.50%	59.73%	61.18%	60.21%	64.55%

(1) Excludes securities gains

(2) Excludes merger/conversion-related expenses

(3) Net income to common shareholders / average assets

(4) Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31, 2016	December 31, 2015
Assets
Cash and due from banks	$35,897	$27,173
Interest-bearing deposits with banks	181,396	185,284
Cash and cash equivalents	217,293	212,457
Investment securities held-to-maturity (fair value of $25,894 and $27,843 at December 31, 2016 and December 31, 2015, respectively)	26,329	27,458
Investment securities available-for-sale	73,380	53,405
Other investments	7,879	6,235
Mortgage loans held-for-sale	15,373	15,020
Loans, net of unearned income	1,485,484	1,319,414
Less: allowance for loan losses	12,113	9,842
Loans, net	1,473,371	1,309,572
Premises and equipment, net	31,884	31,432
Accrued interest receivable	4,129	3,510
Bank-owned life insurance	28,034	27,223
Other real estate	2,068	3,965
Goodwill	50,736	50,686
Core deposit intangible, net	2,032	2,788
Other assets	19,150	19,618
Total assets	$1,951,658	$1,763,369

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$429,030	$382,946
Interest-bearing demand	262,261	202,649
Savings and money market	703,289	611,887
Time	273,130	316,976
Total deposits	1,667,710	1,514,458
Federal Home Loan Bank advances	7,000	22,000
Subordinated debt	24,500	-
Accrued interest payable	829	627
Other liabilities	14,575	9,648
Total liabilities	1,714,614	1,546,733
Commitments and contingencies
Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, $0.01 par value, 30,000,000 shares authorized, 10,934,541 and 10,824,969 shares issued and outstanding at December 31, 2016 and December 31, 2015, respectively	109	108
Additional paid-in capital	205,372	202,456
Retained earnings	24,005	6,152
Accumulated other comprehensive income	249	548
Total shareholders' equity attributable to National Commerce Corporation	229,735	209,264
Noncontrolling interest	7,309	7,372
Total shareholders' equity	237,044	216,636
Total liabilities and shareholders' equity	$1,951,658	$1,763,369

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Interest and dividend income:
Interest and fees on loans	$18,082	$15,777	$71,225	$52,720
Interest and dividends on taxable investment securities	525	370	1,813	1,154
Interest on non-taxable investment securities	201	173	802	466
Interest on interest-bearing deposits and federal funds sold	224	168	723	505
Total interest income	19,032	16,488	74,563	54,845
Interest expense:
Interest on deposits	1,583	1,395	6,127	4,354
Interest on borrowings	71	112	294	442
Interest on subordinated debt	388	-	960	-
Total interest expense	2,042	1,507	7,381	4,796
Net interest income	16,990	14,981	67,182	50,049
Provision for loan losses	441	631	3,248	1,113
Net interest income after provision for loan losses	16,549	14,350	63,934	48,936
Other income:
Service charges and fees on deposit accounts	523	402	2,019	1,288
Mortgage origination and fee income	1,711	1,063	6,975	5,278
Merchant sponsorship revenue	613	365	2,168	861
Income from bank-owned life insurance	196	182	810	433
Wealth management fees	10	10	49	53
Gain (loss) on other real estate	(31)	-	244	(24)
Other	450	114	1,691	570
Total other income	3,472	2,136	13,956	8,459
Other expense:
Salaries and employee benefits	6,935	6,077	27,735	21,364
Commission-based compensation	1,076	844	4,091	3,744
Occupancy and equipment	1,193	1,048	4,640	3,584
Core deposit intangible amortization	182	175	756	508
Other operating expense	2,754	3,300	11,857	11,045
Total other expense	12,140	11,444	49,079	40,245
Earnings before income taxes	7,881	5,042	28,811	17,150
Income tax expense	2,600	1,667	9,394	5,476
Net earnings	5,281	3,375	19,417	11,674
Less: Net earnings attributable to noncontrolling interest	374	437	1,564	2,069
Net earnings attributable to National Commerce Corporation	$4,907	$2,938	$17,853	$9,605

Weighted average common and diluted shares outstanding
Basic	10,930,309	10,345,146	10,886,092	9,238,784
Diluted	11,171,583	10,552,871	11,093,987	9,395,741

Basic earnings per common share	$0.45	$0.28	$1.64	$1.04
Diluted earnings per common share	$0.44	$0.28	$1.61	$1.02

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	December 31, 2016			September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$1,446,629	$18,012	4.95%	$1,399,016	$17,853	5.08%	$1,391,789	$17,523	5.06%	$1,352,737	$17,373	5.17%	$1,204,437	$15,699	5.17%
Mortgage loans held-for-sale	10,366	78	2.99	13,986	145	4.12	17,288	151	3.51	10,503	115	4.40	9,697	84	3.44
Securities:
Taxable securities	82,881	525	2.52	76,787	493	2.55	78,907	383	1.95	61,764	412	2.68	48,097	370	3.05
Tax-exempt securities	25,910	319	4.90	26,029	317	4.85	26,036	319	4.93	26,041	317	4.90	21,982	275	4.96
Cash balances in other banks	140,813	224	0.63	101,422	152	0.60	80,140	129	0.65	151,318	218	0.58	191,077	168	0.35
Total interest-earning assets	1,706,599	$19,158	4.47	1,617,240	$18,960	4.66	1,594,160	$18,505	4.67	1,602,363	$18,435	4.63	1,475,290	$16,596	4.46
Noninterest-earning assets	149,709			148,275			148,959			156,260			145,791
Total assets	$1,856,308			$1,765,515			$1,743,119			$1,758,623			$1,621,081

Interest-bearing liabilities
Interest-bearing transaction accounts	$235,340	$149	0.25%	$214,439	$125	0.23%	$210,776	$124	0.24%	$204,339	$123	0.24%	$196,140	$129	0.26%
Savings and money market deposits	633,765	791	0.50	612,618	713	0.46	603,173	698	0.47	620,429	762	0.49	542,631	612	0.45
Time deposits	273,293	643	0.94	283,022	661	0.93	288,350	654	0.91	306,106	684	0.90	291,399	654	0.89
Federal Home Loan Bank and other borrowed money	7,000	71	4.04	7,000	71	4.04	7,000	71	4.08	10,959	81	2.97	22,104	112	2.01
Subordinated debt	24,494	388	6.30	24,498	389	6.32	11,605	183	6.34	-	-	-	-	-	-
Total interest-bearing liabilities	1,173,892	$2,042	0.69	1,141,577	$1,959	0.68	1,120,904	$1,730	0.62	1,141,833	$1,650	0.58	1,052,274	$1,507	0.57
Noninterest-bearing deposits	431,253			381,205			388,363			386,674			354,812
Total funding sources	1,605,145			1,522,782			1,509,267			1,528,507			1,407,086
Noninterest-bearing liabilities	16,914			13,780			10,495			11,386			11,696
Shareholders' equity	234,249			228,953			223,357			218,730			202,299
	$1,856,308			$1,765,515			$1,743,119			$1,758,623			$1,621,081
Net interest rate spread			3.78%			3.98%			4.05%			4.05%			3.89%
Net interest income/margin (taxable equivalent)		17,116	3.99%		17,001	4.18%		16,775	4.23%		16,785	4.21%		15,089	4.06%
Tax equivalent adjustment		126			124			123			122			108
Net interest income/margin		$16,990	3.96%		$16,877	4.15%		$16,652	4.20%		$16,663	4.18%		$14,981	4.03%